INTERCREDITOR AGREEMENT


     THIS INTERCREDITOR AGREEMENT ("Agreement") is made and entered into as of this 24th day of January 1995, by and between FOXMEYER DRUG COMPANY, a Kansas corporation (together with its successors and assigns, the "Creditor"), COMERICA BANK, a Michigan banking corporation (together with its successors and assigns, the "Lender") and CONTINENTAL PHARMACY, INC., an Ohio corporation together with its successors and assigns, the "Borrower").

                                    RECITALS:

     A. Creditor is a Supplier of pharmaceutical drugs and other goods (collectively, the "Inventory") to Borrower. Creditor supplies such Inventory to Borrower on an open account basis, pursuant to which Borrower is indebted to the Creditor from time to time (all such indebtedness, together with all interest and other charges payable in connection therewith, from time to time owing by the Borrower to the Creditor being referred to herein as the "Supplier Indebtedness"). Payment of the Supplier Indebtedness is secured by a security interest (such security interest, as the same may be renewed, extended or
modified,   and  any  security  interest  granted  in  replacement   thereof  or
substitution therefor, being referred to herein as the "Supplier Security Interest") in certain assets of the Borrower, including without limitation, Borrower's accounts, inventory and equipment.

     B. Lender has agreed, and may otherwise hereafter agree, to extend credit and other financial accommodations to Borrower secured by a security interest in certain of Borrower's assets, including, without limitation, substantially all of the assets subject to the Supplier Security Interest. In connection therewith, Borrower and Lender have entered into a certain Letter Agreement dated January _, 1995 which, together with certain of the other "Loan Documents" (as defined herein) sets forth the terms and conditions pursuant to which Lender will make certain of such credit and other financial accommodations available to the Borrower (said Letter Agreement, together with all promissory notes and security agreements related thereto, in each instance as amended, supplemented or modified from time to time, are collectively referred to herein as the "Loan Agreement" and, together with each other agreement, instrument or other document executed in connection with any such financing arrangements as may exist from time to time to which Lender and Borrower are parties, are referred to herein as the "Loan Documents").

     C. Lender, as a condition precedent to extending to Borrower the credit and other financial accommodations provided for pursuant to the Loan Agreement, requires the execution of this Agreement by Creditor and Borrower so as to establish the relative priorities, rights and claims of the Creditor and Lender in and to the assets of the Borrower otherwise subject to the Supplier Security Interest and the amounts realized from the collection, sale, liquidation or other disposition thereof.

     D. It is to the direct benefit and advantage of Creditor for Lender to enter into the Loan Agreement with Borrower and to extend to Borrower the credit and other financial accommodations contemplated thereby.

                                   PROVISIONS

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, in order to induce Lender, at its option now and from time to time hereafter, to make loans or extend credit or any other financial accommodations to or for the benefit of Borrower, including, without limitation, under or pursuant to the provisions of the Loan Agreement and the other Loan Documents, and to better secure Lender in respect of the foregoing, the parties hereby agree as follows:

     1. Certain Definitions. In addition to the terms defined in the recitals hereto, the terms set forth below shall have the following meanings for the purposes of this Agreement:

              "Lender Collateral" shall mean the "Collateral" as defined in the Loan Agreement.

              "Lender Lien" shall mean the security interest in and lien upon the Lender Collateral to the extent granted by Borrower in favor of Lender pursuant to the Loan Agreement or any of the other Loan Documents.

              "Lien" shall mean, in the case of the Lender, the Lender Lien and, in the case of the Creditor, the Supplier Lien.

          "Liens" shall mean the Lender Lien and Supplier Lien, collectively.

              "Supplier Lien" shall mean the Supplier Security Interest and any other security interest in or lien upon any property of the Borrower, or Borrower's interest in any property, howsoever arising, securing the repayment of the Supplier Indebtedness, or any part thereof.

              "Senior Debt" shall mean all indebtedness, obligations and liabilities of Borrower (including, without limitation, principal, interest, fees, costs, expenses and reasonable attorneys' fees), howsoever arising or incurred, now or hereafter owed by Borrower to Lender.

     2.   Enforcement Standstill Provisions.

     (a) Creditor agrees that, notwithstanding any default by Borrower with respect to payment of any Supplier Indebtedness, it will not attempt to levy foreclose or otherwise realize upon, or otherwise exercise any right or remedy that it may have with respect to, any of the Lender Collateral, unless and until the Senior Debt shall have been fully paid and satisfied and all financing arrangements between Borrower and Lender have been terminated in writing, provided, however, that the foregoing shall not in any manner be deemed to preclude the Creditor from otherwise exercising any such other rights, or taking such other action, as it may deem necessary or appropriate to enforce payment of the Supplier Indebtedness to the extent not involving recourse of any nature against the Lender Collateral.

     (b) If the Creditor takes, commences or otherwise initiates any action in violation of Section 2(a) above, including, without limitation, any action to enforce the Supplier Lien or otherwise realize upon any of the Lender Collateral, Borrower or Lender may interpose as a defense or plea the making of this Agreement and Lender may intervene and interpose such defense in its name or in the name of Borrower, and either Borrower or Lender may by virtue of this Agreement restrain the enforcement thereof in the name of Borrower or Lender.

     3.   Agreements Concerning Lender collateral.

     (a) The Supplier Lien in or with respect to any Lender Collateral shall, so long as any Senior Debt remains outstanding and until all of the financing arrangements between Borrower and Lender have been terminated in writing, be fully subordinate in all respects, and junior in right and priority, to the Lender Lien. In furtherance of the foregoing, the Creditor acknowledges and agrees that all amounts realized from the enforcement of any Lien against the Lender Collateral shall be subject to application to the payment in full of the Senior Debt prior to the application of any part thereof to the payment of the Supplier Indebtedness in accordance with the provisions of Section 4 hereof.

     (b) The priorities specified in Section 3(a) are applicable irrespective of the time or order of attachment or perfection of the Liens or the time or order of recording or filing of security agreements, other agreements or financing statements, the giving or failure to give notice of the attachment of either Lien and the taking of any other steps to perfect the Liens. Each of the Lender and the Creditor consents to the filing or recording by the other of financing statements with respect to its Lien.

       (c) The Creditor agrees that, so long as any Senior Debt remains outstanding and until all financing arrangements between the Borrower and Lender have been terminated in writing, the Lender may, without the requirement of any notice to Creditor, other than as may be provided in subsection (e) below, make all determinations and take or omit to take all actions and exercise or refrain from exercising all rights and remedies that the Lender is permitted to make or take under the Loan Agreement or any of the other Loan Documents or by law with respect to the Lender Collateral, without any participation by or joinder or consent of the Creditor, without any consideration of the interest of the Creditor and without Liability to the Creditor. Without limiting the foregoing, Creditor acknowledges and agrees that Lender shall, except as above provided have the full right and authority, without requirement of any notice to, or the consent of, the Creditor, to settle, compromise or waive any claims made with respect to amounts due in respect of any accounts receivable of the Borrower, as Lender may, in its sole and absolute discretion, determine appropriate, including, without limitation, to discount any amounts due in respect thereof to the extent deemed appropriate by Lender for any reason whatsoever, including for purposes of facilitating payment and avoiding the costs of litigation or collection efforts.

     (d) If the Lender determines to exercise any right or remedy with respect to the Lender Collateral as permitted by paragraph (c) of this Section 3, the Creditor will take all action requested by the Lender to assist the Lender in exercising such right or remedy, including, but not limited to, executing and delivering such agreements, documents, instruments and releases as shall be required to permit the collection, settlement, compromise, release, foreclosure, sale or other disposition of the Lender Collateral free and clear of the Supplier Lien.

     (e) If, following the occurrence of any event of default under the Loan Documents and Lender's making of demand for repayment of the Senior Debt, Lender elects to terminate its financing arrangements with the Borrower and exercise its rights to foreclose on the Lender Collateral and apply the proceeds thereof to the payment of the Senior Debt, Lender will give Creditor prompt written notice of its exercise of such right, provided, however, that the foregoing provisions shall not be deemed to require such notice to creditor merely by reason of Lender's collection, and application to payment of the Senior Debt, of amounts payable in respect or accounts receivable of the Borrower received by Lender, so long as Lender has not expressly agreed to discount or otherwise compromise the amounts due in respect thereof and release the account debtor from any further liability thereon.

     (f) The Creditor hereby expressly waives any and all right, or rights, to contest the validity, perfection, priority or enforceability of the Lender Lien and any and all rights to affect the method, or to challenge the appropriateness or commercial reasonableness, of any action taken, or omitted to be taken, by the Lender with respect to the Lender Collateral and the enforcement of the rights of the Lender therein, including, but not limited to, any right, objection or challenge based upon or involving the marshalling of assets or liens. Without limiting the foregoing, Creditor acknowledges and agrees that (i) Lender shall not have any duty to the Creditor as to any Lender Collateral in its possession or control or in the possession or control of any agent or nominee of it or as to any proceeds therefrom or income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto and (ii) Lender shall be under no duty to take any action or measures to protect the value of the Lender Collateral for the benefit of the Creditor, including, without 1imitation, any duty to commence, institute or otherwise pursue any litigation, collection proceedings or other collection measures, including the engagement of any collection agency, for the purpose of collecting amounts due in respect of, or otherwise realizing upon, any Lender Collateral.

     (g) Each of the Lender and the Creditor acknowledges that this Agreement shall constitute notice of their respective interests in the Lender Collateral as provided in Section 9-504 of the Uniform Commercial Code. The Creditor agrees to execute, and deliver to Lender, such instruments or documents as Lender may reasonably require to evidence the subordinated nature of the Supplier Lien, including, if required by Lender, the execution of appropriate forms of UCC financing statements, or amendments to existing financing statements of record in favor of Creditor, evidencing the subordination of the Supplier Lien to the Lender Lien for filing in the appropriate UCC filing records.

     4. Payments or Distributions Received. So long as this Agreement is in effect and until all of the Senior Debt has been fully paid and satisfied and all of the financing arrangements between the Borrower and Lender have been terminated in writing, all sums of money and property realized upon the enforcement of any Lien against the Lender Collateral, and all distributions which may be made in connection therewith, shall be paid or distributed directly to the Lender. Should any such payment or distribution be received by Creditor prior to the satisfaction of all Senior Debt and the termination of all financing arrangements between Borrower and Lender, Creditor shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender in precisely the same form received (except for the endorsement or assignment of Creditor where necessary). The Lender shall apply all such sums of money and property, together with any sums of money and property which may otherwise be realized upon the enforcement of the Lender Lien on the Lender Collateral, as provided in the Loan Agreement.

     5. Assignment of Supplier Lien. Creditor agrees that, until the Senior Debt has been paid in full and satisfied and all financing arrangements between Borrower and Lender have been terminated in writing, the existence of this Agreement shall be fully disclosed in connection with any assignment or transfer by Creditor of the Supplier Lien, whether in whole or in part, and the rights of any such assignee shall be made expressly subject to this Agreement in a manner reasonably satisfactory to Lender.

     6. Term. This Agreement shall constitute a continuing agreement between Borrower, Creditor and Lender, and Lender may continue, without notice to the Creditor, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the face hereof. This Agreement shall be irrevocable by Creditor until all of the Senior Debt shall have been paid and fully satisfied and all financing arrangements between Borrower and Lender have been terminated in writing.

     7. Additional Agreements Between Lender and Borrower. Lender, at any time and from time to time, may enter into such agreement or agreements with Borrower as Lender may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Debt or affecting the security underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security without in any way impairing or affecting this Agreement.

     8. Waivers of Creditor. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement, and Creditor expressly waives all notice of the acceptance by Lender of the subordination and other provisions of this Agreement, notice of the incurring of Senior Debt from time to time and all other notices not specifically required pursuant to the terms of this Agreement or by law. Creditor expressly waives reliance by Lender upon the subordination and other provisions as herein provided.

     9. Waivers of Parties. No waiver shall be deemed to be made by any party of any of its rights hereunder, unless the same shall be in writing signed in behalf of such party, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of such party or the obligations of the other parties in any other respect at any other time.

     10. Borrower's Agreement. The Borrower hereby acknowledges its consent to the intercreditor and subordination arrangements effected hereby and agrees to be bound by the terms hereof.

     11. Benefit of Agreement. Except as otherwise expressly set forth herein, the provisions of this Agreement are solely for the benefit of the parties hereto and are intended to regulate their rights and obligations between themselves, and said provisions shall not limit, enlarge or in any way affect the obligations of the Borrower to any person not a party hereto.

     12. Notices. Any notice, demand or other communication required or permitted under the terms of this Agreement shall be in writing and shall be made by telegram, telex or electronic transmitter or certified or registered mail, return receipt requested, and shall be deemed to be received by the addressee one (1) business day after sending, if sent by telegram, telex or electronic transmitter, and three (3) business days after mailing, if sent by certified or registered mail. Notices shall be addressed as provided below:

     (a) If to Creditor:      Foxmeyer Drug Company
                              1220 Senlac Drive
                              Carrollton,  Texas 75006
                              Attn:  Mr. Jeff Flynn

     (b) If to Lender:        Comerica Bank
                              One Detroit Center
                              500 Woodward Avenue
                              Detroit, Michigan 48226
                              Attn: Mr. Andrew Hanson

     (c) If to Borrower:      Continental Pharmacy, Inc.
                              1400 S. Schaaf Road
                              Cleveland, Ohio 44131
                              Attn: Mr. Edward Boehmer

or at such other address as any party may designate by notice to the other parties in accordance with the provisions hereof.

     13. No Partnership. Neither the execution of this Agreement, nor any action or transaction contemplated hereby, shall be construed to be the formation or creation of a partnership or joint venture between or among the Lender and the Creditor or the Borrower.

     14. No Oral Modification. None of the terms and provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by each of the Lender and the Creditor and, if its rights would be adversely affected thereby, the Borrower.

     15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     17. Waiver of Trial by Jury. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     18. Governing Law. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws and decisions of the State of Ohio.

     19. Parties. This Agreement shall be binding upon, and inure to the benefit of, the Creditor, the Lender and the Borrower and their respective heirs, personal representatives, successors and assigns, including, without limitation, any subsequent holder of Senior Debt. Successors and assigns of Borrower shall include, but not be limited to, a receiver, trustee, custodian or debtor-in-possession.

     20. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement between the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.


FOXMEYER DRUG COMPANY                             COMERICA BANK


By: /s/ [ILLEGIBLE]                              By:  /s/ [ILLEGIBLE]
   ------------------------------                    ---------------------------
Title:  Senior Vice President                     Title:  Vice President
      ---------------------------                       ------------------------



CONTINENTAL PHARMACY, INC.


By: /s/ MICHAEL R. ERLENBACH
   ------------------------------
Title:  Executive Vice President
      ---------------------------

mee2861 (Comerica/CPI)